UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

NewAmsterdam Pharma Company N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-41562	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gooimeer 2-35
Naarden
The Netherlands	1411 DC
(Address of principal executive offices)	(Zip Code)

+31 (0) 35 206 2971

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value €0.12 per share	NAMS	The Nasdaq Stock Market LLC
Warrants to purchase Ordinary Shares	NAMSW	The Nasdaq Stock Market LLC

☒   Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2024, NewAmsterdam Pharma Company N.V. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Leerink Partners LLC, Piper Sandler & Co. and RBC Capital Markets, LLC, as representatives of the several underwriters listed on Schedule A thereto (the “Underwriters”), related to an underwritten public offering (the “Offering”) of 4,488,159 of the Company’s ordinary shares, nominal value €0.12 per share (the “Ordinary Shares”), at a public offering price of $19.00 per share and, in lieu of Ordinary Shares to certain investors, pre-funded warrants to purchase 4,736,841 Ordinary Shares (the “Pre-Funded Warrants”) at a public offering price of $18.9999 per Pre-Funded Warrant, which represents the per share public offering price for the Ordinary Shares less the $0.0001 per share exercise price for each such Pre-Funded Warrant. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days from the date of the Underwriting Agreement, to purchase up to an additional 1,383,750 Ordinary Shares (the “Option Shares” and, together with the Ordinary Shares, the “Shares”) at the same price per share as the Ordinary Shares. All of the Ordinary Shares sold in the Offering were sold by the Company.

On February 14, 2024, the Underwriters notified the Company of their intent to exercise their option to purchase the Option Shares in full. The net proceeds to the Company from the Offering, including the proceeds from the exercise by the Underwriters of their option to purchase the Option Shares in full, are expected to be approximately $188.8 million after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Shares and the Pre-Funded Warrants were offered pursuant to a registration statement on Form F-3 (File No. 333-275932), which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 19, 2023, as supplemented by a prospectus supplement, dated February 13, 2024, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

Each Pre-Funded Warrant has an exercise price of $0.0001 per share. The exercise price and the number of Ordinary Shares issuable upon exercise of each Pre-Funded Warrant is subject to appropriate adjustments in the event of certain share dividends and distributions, share splits, share combinations, reclassifications or similar events affecting the Ordinary Shares. Each Pre-Funded Warrant is exercisable from the date of issuance solely by means of a cashless exercise. Under the Pre-Funded Warrants, the Company may not effect the exercise of any Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant that, upon giving effect to such exercise, would cause: (i) the aggregate number of Ordinary Shares beneficially owned by the holder (together with its affiliates) to exceed 9.99% of the number of Ordinary Shares outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the holder (together with its affiliates) to exceed 9.99% of the combined voting power of all of the Company’s securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants, unless such percentage is increased upon at least 61 days’ prior notice, but not in excess of 19.99%.

In addition, in certain circumstances, upon a fundamental transaction, a holder of Pre-Funded Warrants will be entitled to receive, upon exercise of the Pre-Funded Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Pre-Funded Warrants immediately prior to the fundamental transaction; provided, however, that in the event of a fundamental transaction where the consideration consists solely of cash, solely of marketable securities or a combination thereof, each Pre-Funded Warrant will be deemed to be exercised in full in a cashless exercise effective immediately prior to and contingent upon the consummation of such fundamental transaction.

The foregoing description of certain terms of the form of Pre-Funded Warrants does not purport to be a complete statement of the rights and obligations of the parties thereto and the transactions contemplated thereby, and is qualified in its entirety by reference to the form of Pre-Funded Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement. The Offering is expected to close on or about February 16, 2024, subject to customary conditions.

The foregoing summary of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

The legal opinion of NautaDutilh N.V. relating to the validity of the Shares and the Ordinary Shares issuable upon exercise of the Pre-Funded Warrants in this Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The legal opinion of Covington & Burling LLP relating to the legality of the issuance and sale of the Pre-Funded Warrants in this Offering is attached as Exhibit 5.2 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

The Company issued press releases announcing the launch and pricing of the Offering on February 13, 2024. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, and each are incorporated by reference into this Item 8.01.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the consummation of the proposed Offering. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the approval of the Company’s product candidate and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine and Israel-Hamas conflicts; the effects of competition on the Company’s future business; and those factors described in the Company’s public filings with the SEC. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; ability to continue to source the raw materials for its product candidate. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of February 13, 2024, by and among NewAmsterdam Pharma Company N.V., Jefferies LLC, Leerink Partners LLC, Piper Sandler & Co. and RBC Capital Markets, LLC, as representatives of the several underwriters listed on Schedule A thereto

4.1	Form of Pre-Funded Warrant

5.1	Opinion of NautaDutilh N.V.

5.2	Opinion of Covington & Burling LLP

23.1	Consent of NautaDutilh N.V. (included in Exhibit 5.1)

23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2)

99.1	NewAmsterdam Pharma Company N.V. Press Release, dated February 13, 2024

99.2	NewAmsterdam Pharma Company N.V. Press Release, dated February 13, 2024

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewAmsterdam Pharma Company N.V.

Date. February 15, 2024	By:	/s/ Michael Davidson
	Name:	Michael Davidson
	Title:	Chief Executive Officer